UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 11, 2008

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As part of the Securities and Exchange Commission’s (the “SEC”) regular review of the reports filed by Kodiak Oil & Gas Corp. (the “Company”) under the Securities Exchange Act of 1934 (the “Exchange Act”), the SEC requested that in future filings the Company  provide additional disclosure in the notes to its consolidated financial statements regarding oil and gas producing activities, oil and gas property and supplemental oil and gas reserve information.  The Company has agreed to provide this additional disclosure in future filings under the Exchange Act and the Securities Act of 1933, and is filing this Form 8-K to make the additional disclosure immediately available to investors.  The additional disclosure will be included in Note 2, Note 3 and the disclosure set forth in the section entitled “Supplemental Oil and Gas Reserve Information (Unaudited)” contained in the notes to the Company’s consolidated financial statements.    The additional disclosure to be included in the notes to the Company’s consolidated financial statements does not change any reported financial information or reflect any change to the Company’s accounting policies.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1              Additional disclosures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ Keith Doss
Keith Doss Secretary, Treasurer and Chief Financial Officer

Date: July 11, 2008